1 Corporate Overview January 2022

Safe Harbor Statement This presentation contains “forward-looking statements,” which are statements related to events, results, activities or developments that SI-BONE expects, believes or anticipates will or may occur in the future. Forward-looking often contain words such as “intends,” “estimates,” “anticipates,” “hopes,” “projects,” “plans,” “expects,” “seek,” “believes,” "see," “should,” “will,” “would,” “target,” and similar expressions and the negative versions thereof. Such statements are based on SI-BONE’s experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances, and speak only as of the date made. Forward-looking statements are inherently uncertain and actual results may differ materially from assumptions, estimates or expectations reflected or contained in the forward-looking statements as a result of various factors. For details on the uncertainties that may cause our actual results to be materially different than those expressed in our forward-looking statements, please review our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, especially the information contained in the section captioned “Risk Factors”. We undertake no obligation to publicly update or revise any forward-looking statements to reflect new information or future events or otherwise unless required by law. 2

# Transforming & Leading the Sacropelvic Space

| Large Market | Market Leadership | Competitive Advantage | Clinical and Educational Focus |
|---|---|---|---|
| $2.5 billion annual U.S. opportunity | Pioneering sacropelvic surgical solutions | 5-year clinical data | SI-BONE SImulator™ advanced training technology |
| 279K potential U.S. procedures per year | ~65,000 procedures worldwide using iFuse Technology® | >35 Exclusive iFuse payor policies; ~160M U.S. exclusive covered lives[2] | ~160 academic programs with training events |
| Less than 10% market penetration | Majority estimated U.S. market share iFuse[1] | 150 dedicated field reps[3] | ~850 trained fellows and residents |
| | | Sacropelvic product portfolio & pipeline | |

1. Spinemarket, Inc. (2020)
2. As of October 1, 2021
3. As of December 31, 2021

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# Setup to Deliver Strong and Sustainable Long-term Growth

**2009**
- 2009: iFuse Launched

**2015**
- Apr : SIFI Clinical Trial
- Aug : INSITE Clinical Trial

**2017**
- Mar: iFuse 3D (510K approval)

**2018**
- IPO

**2019**
- Apr: Expanded to Adult Deformity – Bedrock
- Sept: LOIS clinical Trial (5-yr data)
- Dec: CIGNA

**2020**
- May: SI SImulator launched
- Jan: Surgeon payment increase
- May: Aetna
- Dec: Humana (exclusive)

**2021**
- Apr: Expanded to Trauma - TORQ
- Jul: SALLY Clinical Trial (2-yr data)
- Jun: Centene
- Jul: Anthem (exclusive)
- Oct: UHC (exclusive)

Legend:
- Product / solutions launched
- Clinical trial results
- Payor wins / surgeon reimbursement changes

Near Universal coverage in the US for MIS SIJF, including >35 payors with >160M exclusively covered lives for iFuse (1)

1. As of October 1, 2021

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LAST JOINT LARGEST JOINT SI JOINT Major Joints Market 5

6 30M+ in the U.S. Suffer From Lower Back Pain 4.7M SI joint pain sufferers 1.4M Eligible for surgery Each symbol represents 150K people Sources: Jensen M, Brant-Zawadzki M, Obuchowski N, et al. Magnetic Resonance Imaging of the Lumbar Spine in People Without Back Pain. N Engl J Med. 1994;331:69-116.; Bernard 1987, Schwarzer 1995, Maigne 1996, Irwin 2007, Sembrano 2009.; INSITE RCT data: 5 years in pain and 31% of patients screened were eligible for surgery. 5 years in pain 279K Cases $2.5B Annual U.S. SI-joint fusion market opportunity 1.2M therapeutic injections per year1 out of 3 SI joint pain patients is eligible for surgery

4,300 5,100 6,400 7,500 9,400 2017 2018 2019 2020 2021 Completed U.S. Cases 7 Note: All figures rounded to the nearest hundred Growing demand driving robust US procedure growth

Pioneering sacropelvic surgical solutions 8 ~65,000 Procedures Note: As of December 31, 2021 >2,600 Surgeons >300M U.S. Covered Lives >160M U.S. Exclusive

Diagnostic Algorithm Acceptance and Adoption Source: Petersen, et al. BMC Musculoskeletal Disorders. 2017;18(1):188. DOI 10.1186/s 12891-017-1549-6 PATIENT HISTORY PROVOCATIVE TESTS LOCAL ANESTHETIC INJECTION MEDICARE (MACs) PRIVATE PAYORS Accuracy equals or exceeds other lumbar spine diagnoses 9

A Major Gap in Sacroiliac Joint Therapy NON-SURGICAL MANAGEMENT SURGERY MEDICATIONS, PHYSICAL THERAPY THERAPEUTIC INJECTIONS RADIO-FREQUENCY ABLATION OPEN SI JOINT FUSION MIS SI JOINT FUSION 10

# Clinically Proven Minimally Invasive Solution

- Proven triangular design and procedure
- Porous, 3D-printed titanium implant
- Bony on-growth, in-growth, through-growth*



REPRESENTATIVE COMPETITOR



TPS-COATED iFUSE



CANCELLOUS BONE



3D-PRINTED iFUSE-3D



3 MONTH SHEEP STUDY*



* MacBarb RF, et al. Int J Spine Surg. 2017;11:16 (Part 2). DOI: 10.14444/4016.

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12 Proprietary, Differentiated Technology SI Screws iFuse Rotation ▪ 1x resistance  6x resistance (vs. 12mm Rialto Screw)1 Strength ▪ 1x strength  3x strength2 (vs. standard 8.0mm cannulated screw)2 Safety ▪ No known aggregate published data  Low complication rate (< 5%)3 Revision ▪ 1 pub (Rialto 6.1% vs. iFuse 2.4% @ 1 year)6 No known other published data  3.5% (4-year)4 Clinical Evidence ▪ 21 publications (no RCTs)7  100+ publications5 Surface ▪ Mostly smooth (some products have rough/etched portions)  Porous 1. SI-BONE Technical Study 300610-TS. Torsional Rigidity of the iFuse Implant Compared with a SI Joint Screw in a Sawbones Model. 2. SI-BONE Report. Strength of materials of the SI-BONE iFuse Implant vs. 8.0 mm Cannulated Screw. Mauldin RG. December 2009. 3. Multiple prospective publications (INSITE 2yr, iMIA 2yr, SIFI 2yr, LOIS 5yr); SI-BONE Corporate Records. Complaint Handling & Post-Market Surveillance. August 2021. 4. Cher DJ, et al. Med Devices (Auckl). 2015;8:485-92. DOI: 10.2147/MDER.S94885. 5. www.si-bone.com/results 6. Claus – World Neurosurg. 2020 Jan;133:e745-e750. (Rialto 6.1% vs. iFuse 2.4%) 7. Medtronic (5), Globus (2), RTI / Zyga (9), other (3) [as April 20, 2021]

# Comprehensive Sacropelvic Surgical Solution

## Platform Technologies



iFuse and iFuse-3D™

## Enabling Technologies



iFuse Navigation



iFuse Decorticator



iFuse Neuromonitoring



iFuse Robotics



iFuse Bone®

## Adjacent Markets



Adult Deformity



Ortho Trauma

| 2009 - 2017 | 2018 - 2019 | 2019 - 2021 |
|---|---|---|

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Intellectual Property Overview ▪ 59 issued patents: U.S. (44), OUS (15) ▪ 42 pending patents: U.S. (33), OUS (9) ▪ iFuse patents cover until November 2024 ▪ iFuse-3D™ patents cover until September 2035 SHAPE Joint … fused … a rectilinear bone fusion implant … across the joint APPROACH Lateral insertion path through the ilium and into the sacrum. A postero- lateral insertion path angling through the SI joint. 3-D TECHNOLOGY Fenestration is offset from both the distal end and the proximal end. One repeating internal portion comprising a plurality of apex struts. Note: All figures as of December 31, 2021 14

Patient Experience 95%Patient satisfaction1 Clinically meaningful threshold at 15 pts 1. Whang PG, et al. Long-Term Prospective Clinical And Radiographic Outcomes After Minimally Invasive Lateral Transiliac Sacroiliac Joint Fusion Using Triangular Titanium Implants. Med Devices (Auckl). 2019;12:411-422. DOI: 10.2147/MDER.S219862. 26 POINTS ODI Disability Improvement1 Clinically meaningful threshold at 20 pts 54 POINTS VAS Pain Reduction1 15

Robust Clinical Evidence • 100+ peer-reviewed published papers • 5-year long-term, prospective data • Two Level 1 randomized studies 16 www.si-bone.com/results

# SALLY Prospective Clinical Trial: iFuse-3D 2-year Outcomes (1)

## Rapid, marked and durable improvements in pain, patient function and quality of life



VAS SIJ pain
Mean, 95% CI
100
75
50
25
0
Study
INSITE
iMIA
SIFI
SALLY
Non-surgical management
SIJF
0 1 3 6 12 18 24
Months after SIJ fusion



ODI
60
40
20
0
Study
INSITE
iMIA
SIFI
SALLY
Non-surgical management
SIJF
0 1 3 6 12 18 24
Months after SIJ fusion

| | |
|---|---|
| VAS Pain Reduction | 57-point improvement (MCID 20 points) |
| ODI Disability Improvement | 25-point improvement (MCID 15 points) |
| Decreased Opioid Use | 59% at baseline vs. 18% at follow-up |
| Patient Satisfaction | 91% satisfied / very satisfied at follow-up |

### All Trial Goals Met

**Equivalence to iFuse (2)**
- ✓ Demonstrated

**Objective Functional Improvement (3)**
- ✓ Important improvement

**Accelerated SI Joint Fusion (4)**
- ✓ 100% bone integration and 77% bone bridging at 12 months

1. Patel V, et al. Prospective Trial of Sacroiliac Joint Fusion Using 3D-Printed Triangular Titanium Implants: 24-Month Follow-Up. Med Devices (Auckl). 2021;14:211-16. (Published June 29, 2021). [51 subjects enrolled and treated between October 2017 and January 2019. 24-month follow-up was obtained in 43 (84%)]
2. Similar results to RCTs (INSITE and iMIA) and Prospective trial SIFI.
3. Three tests (active straight leg raise, 5x sit-to-stand, transitional timed up-and-go)
4. CT at 6 and 12 months [Patel V, et al. Med Devices (Auckl). 2022;13:173-82.]

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# iFuse-TORQ: Cutting-Edge Pelvic Fixation & Fusion

## Large, Adjacent Market

$350 million Pelvic Trauma opportunity

$40 million revenue synergy opportunity

## Differentiated Technology

FuSIon 3D™ Surface mimics cancellous bone

IntelliHarvest™ Technology self harvests host bone

## Competitive Advantages

TORQLock™ Threads[1] 10x rotational resistance on insertion vs. trauma screws

Compression Lag Implant and washer





1. Internal clinical reports. Data on file.

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SI-BONE SImulator surgeon training system 19 ▪ 24 SImulators deployed in the U.S. and E.U ▪ >50% of first surgeon trainings with SImulator ▪ Driving surgeon engagement and active surgeon growth ✓ On-demand, anytime, anywhere ✓ No surgeon travel ✓ Radiation-free virtual CTs ✓ Eliminate cadaver costs ✓ All three procedures and morphologies

4Q 2021 Dedicated U.S. Salesforce to Drive Growth in 2022 Q3 2021 135 FTEs in U.S. Salesforce 78 sales reps 57 clinical support specialists 16 Sales Regions 20 150 FTEs in U.S. Salesforce 85 sales reps 65 clinical support specialists 16 Sales Regions

Tony Recupero President, Commercial Operations Laura Francis Chief Executive Officer Jeffrey Dunn Executive Chairman Executive Leadership Anshul Maheshwari Chief Financial Officer 21

Entering 2022 in a Position of Strength 1Q21 2Q21 3Q21 4Q21E Gross Margin 89.2% 89.3% 88.9% NA $20.4 $22.2 $22.3 $24.9-$25.2 Revenue (in millions) 22 1. Note: Fourth quarter 2021 revenue are preliminary and prior to the completion of SI-BONE's financial closing procedures and audit procedures by its external auditors and therefore may be subject to adjustment. 2. Note: Gross Margin guidance provided for FY21 during the 3Q21 earnings. Strong business momentum and focused execution driving sequential quarterly growth Differentiated product driving strong annual gross margin (87% - 89%)2 1

2021 Significant Milestones 23 • Record FY21 revenue of $89.8 - $90.1 million, representing y/y growth of 22-23% • Sequential growth in 2Q21, 3Q21, 4Q21 reflects strong business momentum and focused execution • 11,000+ worldwide procedures demonstrate increasing demand for solutions • Record US procedures, ~9,400, representing y/y growth of ~25% • 690+ active US surgeons in 4Q21, up ~18% y/y, reflects growing surgeon engagement • Over 1,000 surgeons in the US performed at least one procedure in 2021 • Anthem and UnitedHealth adopt exclusive coverage for iFuse based on robust clinical data • Near universal coverage, with > 50% of commercially covered lives in the US exclusive to iFuse • TORQ launch extends market leadership • Differentiated product targets unmet clinical needs in pelvic trauma Note: Fourth quarter and full year 2021 revenue are preliminary and prior to the completion of SI-BONE's financial closing procedures and audit procedures by its external auditors and therefore may be subject to adjustment.

Investment Highlights ~$146M IN CASH AND EQUIVALENTS 2 AT DECEMBER 31 , 2021 POSITIVE FINANCIAL PROFILE ~$90M FY21 REVENUE ROBUST DATA1 >100 PUBLISHED PAPERS 2 RANDOMIZED TRIALS REIMBURSEMENT ADVANTAGE1 >160M EXCLUSIVE LIVES >300M COVERED LIVES 1. Data as October 1, 2021 2. Full year 2021 revenue estimated to be between $89.8-$90.1 million. Full year 2021 revenue and cash and marketable securities are preliminary and prior to the completion of SI-BONE's financial closing procedures and audit procedures by its external auditors and therefore may be subject to adjustment. MARKET EXPANSION $110M CURRENT MARKET $2.5B TOTAL ADDRESSABLE MARKET >87% FY21 GROSS MARGIN 24 2

DisclosureDisclosure The iFuse Implant System® is intended for sacroiliac fusion for the following conditions: • Sacroiliac joint dysfunction that is a direct result of sacroiliac joint disruption and degenerative sacroiliitis. This includes conditions whose symptoms began during pregnancy or in the peripartum period and have persisted postpartum for more than 6 months. • To augment immobilization and stabilization of the sacroiliac joint in skeletally mature patients undergoing sacropelvic fixation as part of a lumbar or thoracolumbar fusion. • Acute, non-acute, and non-traumatic fractures involving the sacroiliac joint. The iFuse-TORQ® Implant System is indicated for: • Fusion of the sacroiliac joint for sacroiliac joint dysfunction including sacroiliac joint disruption and degenerative sacroiliitis, • Fracture fixation of small and large bones of the pelvis. There are potential risks associated with the iFuse Implant System and iFuse-TORQ Implant System. Such treatment may not be appropriate for all patients and all patients may not benefit. For more information on risks, please see www.si-bone.com/risks One or more of the individuals named herein may be past or present SI-BONE employees, consultants, investors, clinical trial investigators, or grant recipients. Research described herein may have been supported in whole or in part by SI-BONE. SI-BONE, iFuse Implant System, iFuse Technology, iFuse Bedrock, iFuse Bone, and iFuse-TORQ are registered trademarks of SI-BONE, Inc. iFuse-3D, SI-BONE SImulator, FuSIon 3D, IntelliHarvest, and TORQLock are trademarks of SI-BONE, Inc. © 2022 SI-BONE, Inc. All rights reserved. 25

Pioneering sacropelvic surgical solutions ~65,000 Procedures Note: As of December 31, 2021 >2,600 Surgeons >300M U.S. Covered Lives >160M U.S. Exclusive 26